Effective April 30, 2015, the name of fund will change to MFS Total Return Bond Series

Effective April 30, 2015, the fifth paragraph in the sub-section entitled “Principal Investment Strategies” under the main heading “Summary of Key Information” is restated in its entirety as follows:

In conjunction with a team of investment research analysts, the portfolio managers select investments for the fund.

Effective April 30, 2015, the fifth paragraph in the sub-section entitled “Principal Investment Strategies” under the main heading “Investment Objective, Strategies, and Risks” is restated in its entirety as follows:

In conjunction with a team of investment research analysts, the portfolio managers select investments for the fund.

Effective April 30, 2015, the sub-section entitled “Portfolio Manager(s)” beneath the main heading “Management of the Fund” is restated in its entirety as follows:

Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Joshua P. Marston	Portfolio Manager	Employed in the investment area of MFS since 1999
Robert D. Persons	Portfolio Manager	Employed in the investment area of MFS since 2000
Jeffrey S. Wakelin	Portfolio Manager	Employed in the investment area of MFS since 2002

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